UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2017 (November 30, 2016)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Explanatory Note

On November 30, 2016, OceanFirst Financial Corp. (the “Company”) completed its previously announced merger with Ocean Shore Holding Co. (“Ocean Shore”) pursuant to the Agreement and Plan of Merger, dated as of July 12, 2016 (the “Merger Agreement”), by and among the Company, Masters Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and Ocean Shore, pursuant to which (i) Merger Sub merged with and into Ocean Shore (the “First-Step Merger”), with Ocean Shore surviving, and (ii) immediately following the completion of the First-Step Merger, Ocean Shore merged with and into the Company (together with the First-Step Merger, the “Integrated Mergers”), with the Company surviving. Following the consummation of the Integrated Mergers, Ocean City Home Bank, a federal savings bank, merged with and into OceanFirst Bank, a federal savings bank, with OceanFirst Bank surviving such merger (together with the Integrated Mergers, the “Transactions”). On December 1, 2016, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Transactions and other related matters. The purpose of this filing is to amend the Form 8-K filed on December 1, 2016 to include the information required by Item 9.01(a) and Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Ocean Shore as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Ocean Shore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Ocean Shore as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015, as well as the accompanying notes thereto, filed on Ocean Shore’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Ocean Shore, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.2	Audited consolidated financial statements of Ocean Shore Holding Co. as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Ocean Shore on March 11, 2016 (File No. 0-53856))

99.3	Unaudited consolidated financial statements of Ocean Shore Holding Co. as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Ocean Shore on November 4, 2016 (File No. 0-53856))

99.4	Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Ocean Shore

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Date: February 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.2	Audited consolidated financial statements of Ocean Shore Holding Co. as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Ocean Shore on March 11, 2016 (File No. 0-53856))

99.3	Unaudited consolidated financial statements of Ocean Shore Holding Co. as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Ocean Shore on November 4, 2016 (File No. 0-53856))

99.4	Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Ocean Shore